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                              Janus Adviser Series

                         Janus Adviser Money Market Fund

                                 Class A Shares
                                 Class C Shares
                                 Class S Shares

                       Supplement dated February 25, 2009
                       to Currently Effective Prospectuses

The Board of Trustees ("Trustees") of Janus Adviser Series approved a plan to liquidate and terminate Janus Adviser Money Market Fund (the "Fund") effective on or about April 30, 2009 ("Liquidation Date") or at such earlier time as may be authorized by the Trustees.

Effective February 26, 2009, the Fund will no longer accept investments by new shareholders. Effective March 9, 2009, the Fund will no longer accept investments by existing shareholders. All dividends will continue to be paid in accordance with the Fund's Prospectus until the Liquidation Date. The Fund may be required to make a distribution of any income and/or capital gains of the Fund prior to its liquidation.

Shareholders of the Fund may redeem or exchange their Fund shares at any time prior to the Liquidation Date. Any applicable contingent deferred sales charges (CDSCs) will be waived for redemptions or exchanges. Prior to the Liquidation Date, shareholders may exchange shares of the Fund for shares of the same class of any other fund in the Trust offered through their financial intermediary or qualified plan and not be subject to any applicable initial sales charges of such fund.

If a shareholder has not redeemed their shares as of the Liquidation Date, the shareholder's account will be automatically redeemed and proceeds will be sent to the shareholder of record. To prepare for the closing and liquidation of the Fund, the Fund's portfolio managers may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund may deviate from its stated investment policies. The liquidation and closing of the Fund to shareholders may result in shareholder redemptions, which could affect the Fund's expense ratio and yield. There is no guarantee that the Fund will maintain a positive yield.

The liquidation of shares held by a shareholder will generally be considered a taxable event. You should consult your personal tax adviser concerning your particular tax situation.

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A shareholder may obtain additional information by calling their plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020.

Effective as of the Liquidation Date, all references to the Fund within the Prospectus are hereby deleted.

                Please retain this Supplement with your records.